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               VALLEY NATIONAL GASES INCORPORATED

                        2,700,000 SHARES
                          COMMON STOCK
                        ($.001 PAR VALUE)

                     UNDERWRITING AGREEMENT
                     ----------------------

                                           ----------------, 1997

A.G. Edwards & Sons, Inc.
Oppenheimer & Co., Inc.
  As Representatives of the Several Underwriters
    c/o A.G. Edwards & Sons, Inc.
    One North Jefferson Avenue
    St. Louis, Missouri 63103

     The undersigned, Valley National Gases Incorporated, a Pennsylvania corporation (the "Company") and the persons listed on
Schedule I hereto (the "Selling Shareholders"), hereby address you as the representatives (the "Representatives") of each of the persons, firms and corporations listed on Schedule II hereto (collectively, the "Underwriters") and hereby confirm their agreement with the several Underwriters as follows:

     1. DESCRIPTION OF SHARES. The Company proposes to issue and sell to the Underwriters 2,618,000 shares of its Common Stock, par value $0.001 per share, and the Selling Shareholders propose to sell to the Underwriters a total of 82,000 shares of the Company's Common Stock, par value $0.001 per share, as set forth on
Schedule I hereto (such 2,700,000 shares of Common Stock are herein referred to as the "Firm Shares"). Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to grant to the Underwriters the right to purchase up to an additional 405,000 shares of the Company Common Stock (the "Option Shares"), as provided in Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the "Shares" and are more fully described in the Prospectus hereinafter defined.

     2. PURCHASE, SALE AND DELIVERY OF FIRM SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees and each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, (a) to purchase from the Company and from each of the Selling Shareholders, pro rata, at a purchase
price of $       per share, the number of Firm Shares set forth
opposite the name of such Underwriter in Schedule II hereto and (b) to purchase from the Company any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to
Section 3 hereof.

          The Company and the Selling Shareholders will deliver definitive certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Company and the Selling Shareholders of the purchase price for the Firm Shares sold by them to the several Underwriters by wire transfer in immediately available funds to bank accounts designated by the Company and Selling Shareholders, respectively. The closing shall take place at A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"), at 10:00 a.m., St. Louis time, on the third (fourth, if pricing occurs after 3:30 p.m. St. Louis time) full business day following the date of


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this Agreement, or at such other time and date as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

          The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Closing Date.

          It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose checks shall not have been received prior to the Closing Date for Shares to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

          It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Registration Statement hereinafter defined.

     3. PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES. The Company hereby grants options to the Underwriters to purchase from the Company up to 405,000 Option Shares on the same terms and conditions as the Firm Shares; provided, however, that such options may be exercised only for the purpose of covering any over-allotments which may be made by them in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

          The options are exercisable on behalf of the several Underwriters by you, as Representatives, at any time, and from time to time, before the expiration of 30 days from the date of this Agreement, for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Company in the manner provided in Section 13 hereof, setting forth the number of Option Shares as to which the Underwriters are exercising the options, and the date of delivery of said Option Shares, which date shall not be more than five (5) business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

          You, as Representatives, shall make such allocation of the Option Shares among the Underwriters as may be required to eliminate purchases of fractional Shares.

          Delivery of the Option Shares with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per share purchase price to the Company by wire transfer in immediately available funds to a bank account designated by the Company. Such payment and delivery shall be made at 10:00 a.m., St. Louis time, on the date designated in the notice given by you as above provided for, unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least two (2) full business days prior to the Option Closing Date. On the Option Closing Date, the Company shall provide the Underwriters such representations, warranties, opinions and covenants with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares.

     4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

          (a) The Company represents and warrants to and agrees with each Underwriter that:

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               (i)      A registration statement (Registration No.
                        333-19973) on Form S-1 with respect to the Shares, including a preliminary prospectus, and such amendments to such registration statement as may have been required to the date of this Agreement, has been carefully prepared by the Company pursuant to and in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430 or 430A of the Rules and Regulations) contained therein, the exhibits, financial statements and schedules have heretofore been delivered by the Company to you. If such registration statement has not become effective under the Act, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective under the Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" as used herein means the registration statement as amended at the time it becomes or became effective under the Act (the "Effective Date"), including financial statements and all exhibits and, if applicable, the information deemed to be included by Rule 430A of the Rules and Regulations. The term "Prospectus" as used herein means (i) the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or (ii) if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date, or (iii) if a Term Sheet or Abbreviated Term Sheet (as such terms are defined in Rules 434(b) and 434(c), respectively, of the Rules and Regulations) is filed with the Commission pursuant to Rule 424(b)(7) of the Rules and Regulations, the Term Sheet or Abbreviated Term Sheet and the last Preliminary Prospectus filed with the Commission prior to the time the Registration Statement became effective, taken together. The term "Preliminary Prospectus" as used herein shall mean a preliminary prospectus as contemplated by Rule 430 or 430A of the Rules and Regulations included at any time in the Registration Statement.

               (ii) The Commission has not issued, and is not to the knowledge of the Company threatening to issue, an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus nor instituted proceedings for that purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement and the Prospectus and any amendments or supplements thereto contains or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, and neither the Prospectus nor any supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or

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                        necessary to make the statements therein, in the
                        light of the circumstances under which
                        they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the
                        Prospectus, or any such amendment or
                        supplement, in reliance upon, and in
                        conformity with, written information
                        furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof.

               (iii) The filing of the Registration Statement and the execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Company; this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification and contribution provisions of Section 7 hereof may be limited by public policy considerations as expressed in the Act as construed by courts of competent jurisdiction, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity); the issue and sale of the Shares by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's Articles of Incorporation or Bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries under any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or their properties, except to such extent in each such case as does not materially adversely affect the business of the Company and its subsidiaries taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Act or Rules and Regulations or any state securities laws.

               (iv) Except as described in the Prospectus, neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries taken as a whole have not incurred any material liabilities or material obligations, direct or contingent, other than in the ordinary course of business, or entered into any material transactions not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole or

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                        any material adverse change in the condition
                        (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company and its subsidiaries taken as a whole. The
                        Company and its subsidiaries have filed
                        all necessary federal, state and foreign income and franchise tax returns, other than returns the filing of which are being contested in good faith, and paid all taxes shown as due thereon, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest; all tax liabilities are adequately provided for on the books of the Company and its subsidiaries except to such extent as would not materially adversely affect the business of the Company and its subsidiaries taken as a whole; the Company and its subsidiaries have made all necessary payroll tax payments as of the date of this Agreement; and the Company and its subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or its subsidiaries which might materially adversely affect their business or property taken as a whole.

               (v) Except as described in the Prospectus, there is not now pending or, to the knowledge of the Company or its subsidiaries, threatened or contemplated, any action, suit or proceeding to which the Company or its subsidiaries is a party before or by any court or public, regulatory or governmental agency or body which might be expected to result (individually or in the aggregate) in any material adverse change in the condition (financial or other), business or prospects of the Company and its subsidiaries taken as a whole, or might be expected to materially and adversely affect (individually or in the aggregate) the properties or assets thereof.

               (vi)     The Company has duly and validly
                        authorized capital stock as described in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform, or when issued will conform, to the description thereof in the Registration Statement and the Prospectus and have been, or, when issued and paid for will be, duly authorized, validly issued, fully paid and nonassessable; and the issuance of the Shares to be purchased from the Company hereunder is not subject to preemptive rights. All offers and sales by the Company and its subsidiaries of their securities during the past three
                        (3) years were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities laws. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts, or commitments to issue or sell any shares of Common Stock or any such warrants, convertible securities or obligations. Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

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               (vii)    The Company and its subsidiaries have been
                        duly incorporated and are validly existing as corporations in good standing under the laws of the states or jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their business as described in the Registration Statement; the Company and its subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiaries taken as a whole to conduct its or their business as described in the Registration Statement; the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or a subsidiary of the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person; and no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiaries are outstanding.

               (viii) Arthur Andersen LLP, the accounting firm which has certified the financial statements filed with the Commission as a part of the Registration Statement, is an independent public accounting firm within the meaning of the Act and the Rules and Regulations.

               (ix)     1)    The consolidated financial
                              statements (including the condensed
                              financial statements) and schedules,
                              including the notes thereto,
                              included in the Registration
                              Statement and the Prospectus with
                              respect to the Company and its
                              subsidiaries comply in all material
                              respects with the Act and the
                              Regulations thereunder and present
                              fairly the consolidated financial
                              position of the Company and its
                              subsidiaries as of the dates
                              indicated and the related statements
                              of operations, cash flows and
                              stockholders' equity of the Company
                              and its subsidiaries for the periods
                              specified and have been prepared in
                              conformity with generally accepted
                              accounting principles applied on a
                              consistent basis.  The selected and
                              summary consolidated financial
                              information with respect to the
                              Company and its subsidiaries
                              included in the Registration
                              Statement and the Prospectus present
                              fairly the information set forth
                              therein in compliance with the
                              applicable regulations of the
                              Commission and have been compiled on
                              a basis consistent with that of the
                              audited consolidated financial
                              statements of the Company and its
                              subsidiaries in the Registration
                              Statement and the Prospectus.

                        2)    The financial statements and
                              schedules of Weldco, Inc., including
                              the notes thereto, included in the
                              Registration Statement and the
                              Prospectus comply in all material
                              respects with the Act and the
                              Regulations thereunder and present
                              fairly the financial position of
                              Weldco, Inc. as of the dates
                              indicated and the related statements
                              of operations, cash flows and
                              stockholders' equity for the periods
                              specified and have been prepared in
                              conformity with generally

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                              accepted accounting principles applied on a
                              consistent basis.  The selected and
                              summary financial information with
                              respect to Weldco, Inc. included in
                              the Registration Statement and the
                              Prospectus present fairly the
                              information set forth therein and in
                              compliance with the applicable
                              regulations of the Commission and
                              have been compiled on a basis
                              consistent with that of the audited
                              financial statements of Weldco, Inc.
                              in the Registration Statement and
                              the Prospectus.

                        3)    The pro forma condensed financial
                              statements combining financial
                              statements for the Company, its
                              subsidiaries and Weldco, Inc.
                              included in the Registration
                              Statement and the Prospectus comply
                              in form in all material respects
                              with the applicable accounting
                              requirements of Article 11 of
                              Regulation S-X of the commission and
                              the pro forma adjustments have been
                              properly applied to the historical
                              amounts in the compilation of those
                              statements.  The selected and
                              summary information included in the
                              Registration Statement and the
                              Prospectus present fairly the
                              information set forth therein and
                              have been compiled on a basis
                              consistent with that of the pro
                              forma combined condensed financial
                              statements in the Registration
                              Statement and Prospectus.

               (x)      Neither the Company nor any of its
                        subsidiaries is in default with respect to any contract or agreement to which it is a party; provided that this representation shall not apply to defaults which in the aggregate are not materially adverse to the condition, financial or other, or the business or prospects of the Company and its subsidiaries taken as a whole.

               (xi)     Neither the Company nor any of its
                        subsidiaries is in violation of any laws, ordinances or governmental rules or regulations to which it is subject, and neither the Company nor any of its subsidiaries has failed to obtain any other license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which violation or failure would materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) of the Company and its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries has, at any time during the past five (5) years, (a) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (b) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

               (xii) Except as described in the Prospectus, the Company or its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by it, and neither the Company nor its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a

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                        material adverse effect on the conduct of the
                        business, operations, financial condition or income of the Company and its subsidiaries taken as a whole.

               (xiii)   Neither the Company nor any of its
                        subsidiaries own any real estate.  The
                        Company and its subsidiaries have good and marketable title to all other property owned by them, free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Registration Statement or do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or its subsidiaries is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries and neither the Company nor any of its subsidiaries has notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any subsidiary's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its subsidiaries' rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof.

               (xiv) Except as described in the Prospectus, there is no factual basis for any action, suit or other proceeding involving the Company or any of its subsidiaries or any of their material assets for any failure of the Company or any of its subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment. Except as described in the Prospectus, none of the property leased by the Company or any of its subsidiaries is, to the best knowledge of the Company, contaminated with any waste or hazardous substances, and neither the Company nor any of its subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq.
                                            ------
               (xv) No labor disturbance with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company or its subsidiaries, is imminent which would have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xvi) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

               (xvii)   Neither the Company nor any of its
                        subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

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               (xviii)  The Company's and its subsidiaries'
                        systems of internal accounting controls
                        are sufficient to meet the broad
                        objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or its subsidiaries' financial statements; and, except as disclosed in the Prospectus, the Company, its subsidiaries, or any employee or agent of the Company or its subsidiaries has not made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, the receipt or payment of which could have a material adverse effect on the Company and its subsidiaries as a whole.

               (xix) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such contracts to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries and are enforceable by the Company or its subsidiaries in accordance with the terms thereof.

               (xx)     Other than as contemplated by this
                        Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

               (xxi) The Company conducts its business in the State of Pennsylvania through VNG Holding Company, a Pennsylvania business trust (the "Trust"); the Trust has been duly organized, is validly existing and is in good standing under the laws of Pennsylvania and is not required to qualify to do business under the laws of any other jurisdiction; the Company holds a 99% beneficial interest in the Trust free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim; no options or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into beneficial interests in the Trust are outstanding; and the representations and warranties contained in (v) and (x) through (xv) above are true and correct with respect to the Trust.

               (xxii) The Company conducts no operations and holds no assets other than 1,000 shares of common stock of Valley National Gases Delaware, Inc., a Delaware corporation ("VNG(DE)"). VNG(DE) conducts no operations and holds no assets other than
                        30.6 shares of Valley National Gases,
                        Inc., a West Virginia corporation
                        ("VNG(WV)").  Other than VNG(DE) and
                        VNG(WV), the Company has no subsidiaries
                        (as used herein, the term "subsidiary" or "subsidiaries" means wholly-owned direct or indirect subsidiaries of the Company, and therefore excludes the Trust). Other than its subsidiaries and the Trust, the Company has no direct or indirect interest in over 5% of the outstanding securities or interests of any other entity.

          (b) Each Selling Shareholder severally represents and warrants to and agrees with each Underwriter and the Company that:

               (i) All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of this Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given and are in full force and effect on the date hereof and will be in full force and effect on the Closing Date.

               (ii) Such Selling Shareholder has, and on the Closing Date will have good and valid title to the Shares to be sold by such Selling Shareholder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever, and will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder.

               (iii) Upon delivery of and payment for such Shares hereunder, the several Underwriters (assuming they are bona fide purchasers under the Uniform Commercial Code) will acquire valid and unencumbered title to such Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

               (iv)     The consummation by such Selling
                        Shareholder of the transactions
                        contemplated herein and the fulfillment by such Selling Shareholder of the terms hereof will not result in a violation or breach of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body of an administrative agency or other governmental body having jurisdiction over such Selling Shareholder, except as to such extent as does not prohibit or in any way limit the ability of the Selling Shareholder to comply with the terms of this Agreement.

               (v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and such Selling Shareholder is not aware of any such action taken or to be taken by affiliates of such Selling Shareholder.

               (vi) When the Registration Statement becomes effective and at all times subsequent thereto, such information in the Registration Statement and Prospectus and any amendments or supplements thereto as specifically refers to such Selling Shareholder will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (vii)    Certificates in negotiable form
                        representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in the custody of Gary E. West and Lawrence E. Bandi (the "Custodians") under a Custody Agreement (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder, with the Custodians having the authority to deliver the Shares to be sold by such Selling Shareholder hereunder, and that such Selling Shareholder has duly executed and delivered a Power of Attorney

                        (the "Power of Attorney") appointing Gary E. West and Lawrence E. Bandi as such Selling
                        Shareholder's attorneys-in-fact (the
                        "Attorneys-in-Fact") with the Attorneys-in-Fact having authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this
                        Agreement and such Custody Agreement.

               (viii) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Custodians under the Custody Agreement and of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable.

               (ix)     The obligations of such Selling
                        Shareholder hereunder shall not be
                        terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or by the occurrence of any other event, and if any Selling Shareholder should die or become incapacitated, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of each Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Custodians pursuant to the Custody Agreement or by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodians or Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity or other event.

               (x) Such Selling Shareholder is not prompted to sell shares of Common Stock by any information concerning the Company or any of its subsidiaries which is not included in the Registration Statement.

          (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Shareholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

     5. ADDITIONAL COVENANTS. The Company and, where expressly indicated, the Selling Shareholders, covenant and agree with the several Underwriters that:

          (a) If the Registration Statement is not effective under the Act, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective. The Company (i) will prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, if required, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations or otherwise or a Term
               Sheet or Abbreviated Term Sheet, as applicable;
               (ii) will not file any amendment to the
               Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and
               (iii) will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

          (b) The Company will advise the Underwriters promptly, after it shall receive notice or obtain knowledge thereof, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (c) The Company will cooperate with the Underwriters and their counsel in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as they may have designated and will make such applications, file such documents, and furnish such information as reasonably may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may reasonably be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request.

          (d) The Company will deliver to, or upon the order of, the Underwriters, without charge from time to time, as many copies of any Preliminary Prospectus as they may reasonably request. The Company will deliver to, or upon the order of, the Underwriters without charge as many copies of the Prospectus, or as it thereafter may be amended or supplemented, as they may from time to time reasonably request. The Company consents to the use of such Prospectus by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such other purposes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares. The Company will deliver to the Underwriters at or before the Closing Date two (2) signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as they may reasonably request.

          (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the reasonable judgment of the Company or in your reasonable judgment or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the prospectus in order to make the statements therein, in light of the circumstances existing at the time the prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the prospectus so that the prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the prospectus will comply with law.

          (f) The Company will make generally available to its shareholders and will file as an exhibit in a report pursuant to the Securities and Exchange Act of 1934, as amended (the "1934 Act"), as soon as it is practicable to do so, but in any event not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement in reasonable detail, covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Underwriters in writing when such statement has been so made available.

          (g) The Company will, for a period of five (5) years from the Closing Date, deliver to the Underwriters at their principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the 1934 Act. The Company will deliver to the Underwriters similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. Any report, document or other information required to be furnished under this paragraph (g) shall be furnished as soon as practicable after such report, document or information becomes available.

          (h) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

          (i) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

          (j) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

          (k) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company, its subsidiaries, or any Selling Shareholder will not issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or any of its subsidiaries the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without your prior written consent.

          (l) The Company will use its best efforts to obtain approval for, and maintain the quotation of the Shares on, the National Association of Securities Dealers, Inc. Automated Quotation/National Market (the "NNM").

          (m) Except pursuant to this Agreement or with the prior written consent of A.G. Edwards & Sons, Inc., the Company will not, and the Company has provided agreements executed by Gary E. West, as trustee of The Gary E West Grantor Retained Annuity Trust #1, Gary E. West, as trustee of The Gary E West Grantor Retained Annuity Trust #2, Gary E. West, as trustee of The Gary E West Grantor Retained Annuity Trust #3, Gary E. West, as trustee of The Gary E West Grantor Retained Annuity Trust #4, Gary E. West, as trustee of The Gary E West Grantor Retained Annuity Trust #5, Gary E. West, as trustee of The Gary E West Grantor Retained Annuity Trust #6, R. Bruce Kraemer and the personal representative of the estate of Linda Bott providing that none of them will, and the Company will use its best efforts to cause its other directors and officers to not, for a period of 180 days from the Effective Date, directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock, any securities exchangeable for Common Stock or any other rights to acquire such shares without your prior written consent, except for the Shares sold hereunder and except for sales of shares of Common Stock to the Company's employees pursuant to the exercise of options under the Company's 1997 Stock Option Plan.

          (n) For a period of 180 days from the Effective Date, the Selling Shareholders will not directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock or rights to acquire such shares without your prior written consent, except for the Shares sold hereunder.

          (o) The Company and its subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (iii) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accounts of the assets of the Company and its subsidiaries are compared with existing assets at reasonable intervals.


     6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date (and, if applicable, the Option Closing Date), of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance in all material respects by the Company and the Selling Shareholders of their covenants and obligations hereunder, and to the following additional conditions:

          (a) All filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration

               Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

          (b) No Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date (and, if applicable, the Option Closing Date), that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

               (i) The Company and its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the states or jurisdictions in which they are incorporated with the corporate power and authority to own, lease and operate their properties and conduct their business as described in the Registration Statement; the Company and each of its subsidiaries are duly qualified to do business as foreign corporations in good standing in the states listed on Schedule IV attached hereto and to such counsel's knowledge such states are the only states or other jurisdictions in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiaries to conduct their business as described in the Registration Statement; and the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, so far as is known to such counsel, are owned by the Company or a subsidiary of the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person; no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiaries are outstanding.

               (ii)     The Company has duly and validly
                        authorized capital stock as set forth
                        under the heading "Capitalization" in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform to the description thereof in the Prospectus under the heading "Description of Capital Stock", and the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable; the Shares to be sold by the Company have been duly authorized and, when delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, and the shareholders of the Company have no preemptive rights with respect to the Shares.

               (iii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the Act and, to the knowledge of such counsel no stop order suspending the effectiveness of the

                        Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

               (iv)     The Registration Statement and the
                        Prospectus, and each amendment or
                        supplement thereto, as of their respective effective or issue dates, comply as to form and appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations (except that such counsel need express no opinion as to the financial statements or other financial data).

               (v) The descriptions in the Registration Statement and Prospectus of contracts and other documents filed as exhibits to the Registration Statement are accurate in all material respects.

               (vi) No authorization, approval, consent, order, registration or qualification of or with of any court or governmental body, authority or agency is required with respect to the Company in connection with the transactions contemplated by this Agreement, except such as may be required under the Act or the Rules and Regulations or as may be required by the NASD or under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

               (vii) The filing of the Registration Statement has been duly authorized by the Board of Directors of the Company. This Agreement has been duly authorized, executed and delivered by the Company. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's Articles of Incorporation or Bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries under any statute or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement, or any other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or their properties, except, in the case of any such violation, breach, default, creation or imposition, to such extent as does not materially adversely affect the business of the Company and its subsidiaries taken as a whole.

               (viii)   To the knowledge of such counsel, (a)
                        there are no material (individually, or in the aggregate) legal, governmental or regulatory proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which the business or properties of the Company or any of its subsidiaries is the subject which are not disclosed in the Registration Statement and Prospectus; (b) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required; and
                        (c) there are no statutes or regulations required to be described in the Registration Statement or Prospectus which are not described as required.

               (ix) To the knowledge of such counsel, the Company and each of its subsidiaries hold all licenses, certificates, permits and approvals from all state, federal and other regulatory authorities, and have satisfied in all material respects the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its subsidiaries lawfully to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the knowledge of such counsel, the Company and each of its subsidiaries are conducting their business in compliance in all material respects with all of the laws, rules and regulations of each jurisdiction in which they conduct their business.

               (x) The statements made in the Registration Statement under the captions "Dividend Policy", "Capitalization", and
                        "Description of Capital Stock", to the
                        extent that they constitute summaries of documents referred to therein or matters of law or legal conclusions, have been reviewed by such counsel and are accurate summaries and fairly present the information disclosed therein.

               (xi) The Company and each of its subsidiaries are not, and will not become as a result of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act of 1940.

               (xii) Except as described in the Registration Statement, there are no contracts, agreements or understanding known to such counsel between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (xiii) The Trust is duly organized, validly existing and in good standing under the laws of Pennsylvania, and, to the knowledge of counsel, is not required to register to do business under the laws of any other jurisdiction. The Company holds a 99% beneficial interest in the Trust free and clear of any mortgage, lien, encumbrance, charge or adverse claim. No options or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into beneficial interests in the Trust are outstanding.

               (xiv)    VNG(DE) is a wholly-owned subsidiary of
                        the Company.  VNG(WV) is a wholly-owned
                        subsidiary of VNG(DE). Other than VNG(WV) and VNG(DE), the Company has no subsidiaries.

          Such counsel also shall confirm that in the course of its duties in connection with the preparation of the Registration Statement and Prospectus, nothing came to such counsel's attention that would lead them to believe that either the Registration Statement or Prospectus or any amendment or supplement thereto (other than the financial statements or other financial data as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (a) as to matters involving laws of any jurisdiction other than Missouri, the United States or the Business Corporation Law of the Commonwealth of Pennsylvania, upon opinions addressed to the Underwriters of other counsel satisfactory to them and Peper, Martin, Jensen, Maichel and Hetlage, and (b) as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company.

          (d) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of counsel to the Selling Shareholders, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

               (i)      Each Selling Shareholder has duly
                        authorized, executed and delivered the
                        Custody Agreement and Power of Attorney, appointing Gary E. West and Lawrence E. Bandi as such Selling Shareholder's Custodians with authority to take custody of and deliver the Shares as represented by certificates on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement and appointing Gary E. West and Lawrence E. Bandi as such Selling Shareholder's attorneys-in-fact with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Power of Attorney.

               (ii) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholders.

               (iii)    Each Selling Shareholder has full legal
                        right, power and authority to sell,
                        assign, transfer and deliver the Shares to be sold by such Selling Shareholder.

               (iv) Each Selling Shareholder (assuming the underwriters are bona fide purchasers within the meaning of the Uniform Commercial Code) has transferred to the Underwriters good and valid title to the Shares being sold by such Selling Shareholder on the Closing Date (and, if applicable, the Option Closing Date), free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

          In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (a) as to matters involving laws of any jurisdiction other than Missouri or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to them and Peper, Martin, Jensen, Maichel and Hetlage, and (b) as to all matters of fact, upon certificates and written statements of the Selling Shareholders.

          (e) You shall have received on the Closing Date (and, if applicable, the Option Closing Date), from Peper, Martin, Jensen, Maichel and Hetlage, counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing Date) with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require; the Company and Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

          (f) You shall have received at or prior to the Closing Date from Peper, Martin, Jensen, Maichel and Hetlage a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by the Underwriters of the Shares under state securities laws of such jurisdictions as the Underwriters may have designated to the Company.

          (g) On the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), you shall have received from Arthur Andersen LLP, a letter or letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and the answer to
               Item 509 of Regulation S-K set forth in the Registration Statement is correct insofar as it relates to them, and addressing the matters set forth in Schedule III hereto.

          (h)  Except as contemplated in the Prospectus,
               (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into transactions, and there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company or any of its subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Closing Date (and, if applicable, the Option Closing Date) on the terms and in the manner contemplated in the Prospectus.

          (i) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either federal or state authorities;
               (iii) the outbreak or escalation of hostilities involving or affecting the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any substantial calamity or crisis, change in national, international or world affairs, act of God, material change in the international or domestic markets, or adverse change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or
               (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

          (j) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) and signed by the President and the Chief Financial Officer of the Company stating that
               (i) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that (ii) all representations and warranties made herein by the Company are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed in all material respects.

          (k) The Company and the Selling Shareholders shall have furnished to you at the Closing Date (and, if applicable, the Option Closing Date) such other certificates as you may have reasonably requested as to the accuracy, on and as of such Closing Date, of the representations and warranties of the Company and the Selling Shareholders herein and as to the performance by the Company and the Selling Shareholders of their obligations hereunder.

          (l) The Shares shall have been approved for trading upon official notice of issuance on the NNM.

          (m) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (n) The agreements mentioned in Section 5(m) shall be in full force and effect.

          All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Peper, Martin, Jensen, Maichel and Hetlage, counsel for the several Underwriters. The Company and Selling Shareholders will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

          If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company and the Selling Shareholders.

     7.   INDEMNIFICATION.

          (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any reasonable legal or other expenses incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to any Underwriter or controlling person under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or Prospectus or amended or supplemented Prospectus. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b)  Each Selling Shareholder will indemnify and hold
               harmless each Underwriter and each person, if any,
               who controls any Underwriter within the meaning of
               the Act, against any losses, claims, damages or
               liabilities, joint or several, to which such
               Underwriter or controlling person may become
               subject, under the Act or otherwise, insofar as
               such losses, claims, damages or liabilities (or
               actions in respect thereof) arise out of or are
               based upon any untrue statement or alleged untrue
               statement of any material fact contained in the
               Registration Statement, any Preliminary Prospectus,
               the Prospectus, or any amendment or supplement
               thereto, or arise out of or are based upon the
               omission or the alleged omission to state therein a
               material fact required to be stated therein or
               necessary to make the statements therein not
               misleading, in each case to the extent, but only to
               the extent, that such untrue statement or alleged
               untrue statement or omission or alleged omission
               was made in the Registration Statement, such
               Preliminary Prospectus or the Prospectus, or such
               amendment or supplement, in reliance upon and in
               conformity with written information furnished to
               the Company or any Underwriter by such Selling
               Shareholder specifically for use in the preparation
               thereof; and will reimburse any
               reasonable legal or other expenses incurred by each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, in connection with
               investigating or defending any such loss, claim,
               damage, liability or action; provided, however,
               that the indemnity contained in this subsection (b)
               with respect to any Preliminary Prospectus shall
               not inure to the benefit of any Underwriter (or to
               the benefit of any person controlling such
               Underwriter) in respect of any action or claim
               asserted by a person who purchased any Shares from
               such Underwriter, if, within the time required by
               the Act such person was not sent or given a copy of
               the Prospectus, as then amended or supplemented.
               In no event, however, shall the liability of any
               Selling Shareholder for indemnification under this
               Section 7(b) exceed the proceeds received by such
               Selling Shareholder from the Underwriters in the
               offering.   This indemnity agreement shall be in
               addition to any liabilities which the Selling
               Shareholders may otherwise have.

          (c) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and, each person, if any, who controls the Company within the meaning of the Act, and each Selling Shareholder, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person or any such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any such Underwriter specifically for use in the preparation thereof; and will reimburse any reasonable legal or other expenses incurred by the Company or any such director, officer or controlling person or any such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. The Company and each Selling Shareholder acknowledge that the statements set forth under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

          (d) Any party which proposes to assert the right to be indemnified under this Section 7 shall, within ten
               (10) days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, provided that such consent in not unreasonably withheld or delayed. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel, not more than one per state), apart from counsel to such indemnifying party, for all indemnified parties in connection with any one action or separate by similar or related actions arising out of the same general allegations or circumstances.

          (e)  If the indemnification provided for in this Section
               7 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsections (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give notice under
               Section 7(d), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company, the Selling
               Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
               Notwithstanding the provisions of this subsection
               (e): no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter; no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the offering; and, no person guilty of fraudulent misrepresentation
               (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company and the Selling Shareholders contained in Sections 7 and 11 herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or any controlling person, the Company or any of its officers, directors or any controlling persons, or the Selling Shareholders, and shall survive delivery of the Shares to the Underwriters hereunder.

     9.   SUBSTITUTION OF UNDERWRITERS.

          (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six (36) hours within which to procure another party or parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling
               Shareholders shall have the right to postpone the Closing Date for a period of not more than seven
               (7) days, in order to effect whatever changes may thereby be made necessary in the Registration
               Statement or the Prospectus, or in any
               other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term
               "Underwriter" as used in this Agreement shall include any persons substituted under this Section
               9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one tenth (1/10) of the total Shares to be sold on the Closing Date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company and the Selling Shareholders as provided in subsection (a) above, the number of Shares which remains unpurchased exceeds one tenth (1/10) of the total Shares to be sold on the Closing Date, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase Shares of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholders except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10.  EFFECTIVE DATE AND TERMINATION.

          (a) This Agreement shall become effective at 1:00 p.m., St. Louis time, on the first business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first release the Shares for offering to the public; provided, however, that the provisions of Section 7 and 11 shall at all times be effective. For the purposes of this Section 10(a), the Shares shall be deemed to have been released to the public upon release by you of the publication of a newspaper advertisement relating to the Shares or upon release of telegrams, facsimile transmissions or letters offering the Shares for sale to securities dealers, whichever shall first occur.

          (b) This Agreement may be terminated by you at any time before it becomes effective in accordance with
               Section 10(a) by notice to the Company and the Selling Shareholders; provided, however, that the provisions of this Section 10 and of Section 7 and
               Section 11 hereof shall at all times be effective. In the event of any termination of this Agreement pursuant to Section 9 or this Section 10(b) hereof, the Company and the Selling Shareholders shall not then be under any liability to any Underwriter except as provided in Section 7 or Section 11 hereof.

          (c) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company and the Selling Shareholders if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 11 hereof.

          (d) This Agreement also may be terminated by you, by notice to the Company and the Selling Shareholders, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in Section 6 hereof shall not have been satisfied at or prior to the Option Closing Date or as provided in Section 9 of this Agreement.

          If you terminate this Agreement as provided in Sections
10(b), 10(c) or 10(d), you shall notify the Company and the Selling Shareholders by telephone or telegram, confirmed by letter.

     11. COSTS AND EXPENSES. The Company will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company and the Selling Shareholders,
(b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (except as otherwise expressly provided in Section 5(d) hereof) and the printing, delivery and shipping of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaires and Powers of Attorney and Blue Sky Memoranda,
(c) the furnishing of copies of such documents (except as otherwise expressly provided in Section 5(d) hereof) to the Underwriters,
(d) the qualification of the Shares for offering and sale under the securities laws of the various states and in connection with qualification under NASD regulations, (e) the fees payable to the NASD and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, imposed on the sale of the Shares to the Underwriters, (h) all fees and expenses relating to the authorization of the Shares for trading on NNM, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company and Selling Shareholders of the registration and offering of the Shares; provided, however, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (other than fees and disbursements relating to the qualification of the Shares for offering and sale under the securities laws of the various states and qualifications under NASD regulations), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares.

          If this Agreement is terminated by you in accordance with the provisions of Section 10(c), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

     12. DEFAULT OF SELLING SHAREHOLDERS. Failure or refusal by any of the Selling Shareholders to sell and deliver on the Closing Date the Shares agreed to be sold and delivered by such Selling Shareholder shall in no manner relieve the other Selling Shareholders or the Company of their respective obligations under this Agreement. If any Selling Shareholder should fail or refuse to sell and deliver his Shares, the remaining Selling Shareholders shall have the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number of Shares to be sold by all Selling Shareholders as set forth in Schedule I. If the remaining Selling Shareholders do not fully exercise the right to increase the number of Shares to be sold by them, the Underwriters, at your option, will have the right to elect to purchase or not to purchase the Shares to be sold by the Company and the remaining Selling Shareholders. In the event the Underwriters purchase the Shares of the Company and such other Selling Shareholders pursuant to this Section 12, the Closing Date shall be postponed for a period of not more than seven days in order that the

Registration Statement and Prospectus or other documents may be amended or supplemented to the extent necessary under the provisions of the Act and the Rules and Regulations or under the securities laws of any jurisdiction. If the Underwriters determine not to purchase the Shares of the Company and the other Selling Shareholders, if any, this Agreement shall terminate and neither the Company nor the Underwriters nor any other Selling
Shareholder shall be under any obligation under this Agreement except as provided in Section 7 hereof and except for the obligation of the Company to pay for such expenses as are set forth in Section 11 hereof. Nothing herein shall relieve a defaulting
Selling Shareholder from liability for his default or from liability under Section 7 hereof or for expenses imposed by this Agreement upon such Selling Shareholder.

     13. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate, facsimile number (314) 955-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 67 43rd Street, Wheeling, West Virginia 26003, Attention:
Lawrence E. Bandi, facsimile number (304) 232-1558, or if sent to any Selling Shareholder shall be mailed, delivered, sent by facsimile transmission or telegraphed and confirmed to such Selling Shareholder, c/o the Attorney-in-Fact at the Company's address set forth above. Notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Shares or as otherwise furnished to the Company and the Selling Shareholder.

     14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Selling Shareholders, and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity.
No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

          In all dealings with the Company and the Selling Shareholders under this Agreement you shall act on behalf of each of the several Underwriters. The Company and the Selling Shareholders shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

     15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     16. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

     17. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.

          If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, each of the Selling Shareholders and the Underwriters.

                                       VALLEY NATIONAL GASES INCORPORATED



                                       By:------------------------------------
                                       Title:  President


                                       Selling Shareholders Named in
                                       Schedule I Hereto

                                       By:------------------------------------
                                                   Attorney-in-Fact

Accepted in St. Louis, Missouri as
of the date first above written, on behalf of ourselves and each of the several
Underwriters named in Schedule II hereto.

A.G. EDWARDS & SONS, INC.
OPPENHEIMER & CO., INC.

By:  A.G. Edwards & Sons, Inc.


By:--------------------------------
Title:  Senior Vice President

                           SCHEDULE I

                            Number of
Selling Shareholders       Firm Shares
--------------------       -----------
Lawrence E. Bandi            37,000

John R. Bushwack             15,000

William A. Indelicato        30,000

     Total                   82,000
                             ======

                           SCHEDULE II

Name                                     Number of Shares
----                                     ----------------
A.G. Edwards & Sons, Inc.                   ----------
Oppenheimer & Co., Inc.                     ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
---------------------------                 ----------
              Total                         ----------

                          SCHEDULE III


     Pursuant to Section 6(g) of the Underwriting Agreement, Arthur Andersen LLP shall furnish letters to the Underwriters to the effect that:

     1. In their opinion, the financial statements and any supplementary financial information and schedules audited (including pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Rules and Regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial statements, selected financial data, pro forma financial information, or condensed financial statements derived from audited financial statements of the Company and its subsidiaries for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives of the Underwriters (the "Representatives").

     2. On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the latest available interim financial statements of the Company, its subsidiaries and Weldco, Inc., inspection of the minute books of the Company, its subsidiaries and Weldco, Inc. since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company, its subsidiaries and Weldco, Inc. responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (a) any material modifications should be made to the unaudited balance sheet statements of operations, statements of cash flows, and statements of changes in Shareholder's equity included in the Prospectus for them to be in conformity with generally accepted accounting principles, or such unaudited statements, included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder.

          (b) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus.

          (c) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (b) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus.

          (d) any unaudited pro forma condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

          (e) as of a specified date not more than five (5) days prior to the date of such letter, there have been any changes in the capital stock or any increase in the long-term debt of the Company or any of its subsidiaries, or any decreases in working capital, net current assets or net assets or other items specified by the Representatives, or any changes in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

          (f) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (e) there were any decreases in net sales or income from operations or the total or pro forma per share amounts of net income or any other changes in any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

     3. In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (3) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                           SCHEDULE IV


States in which Valley National Gases Incorporated is duly qualified to do business as a foreign corporation:


                         NONE


States in which Valley National Gases Delaware, Inc. is duly qualified to do business as a foreign corporation:


                         NONE


State in which Valley National Gases, Inc. is duly qualified to do business as a foreign corporation:

                         Delaware
                         Kentucky
                         Maryland
                         North Carolina
                         Ohio
                         Pennsylvania
                         Tennessee
                         Virginia